EX99.23j2C
                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of UMB Scout Money Market Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the UMB Scout Money Market Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the UMB Scout Money Market Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 27th day of January, 1999.

                        /s/Dr. William E. Hoffman
                        Dr. William E. Hoffman


Sworn to before me this of 27th day of January, 1999.


        /s/Chareen C. Smith
        Chareen C. Smith, Notary Public
        County of Jackson, State of Missouri


My commission expires May 1, 2001.


                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of UMB Scout Money Market Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the UMB Scout Money Market Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the UMB Scout Money Market Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 27th day of January, 1999.

                        /s/Eric T. Jager
                        Eric T. Jager


Sworn to before me this of 27th day of January, 1999.


        /s/Chareen C. Smith
        Chareen C. Smith, Notary Public
        County of Jackson, State of Missouri


My commission expires May 1, 2001.


                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of UMB Scout Money Market Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the UMB Scout Money Market Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the UMB Scout Money Market Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 27th day of January, 1999.

                        /s/Stephen F. Rose
                        Stephen F. Rose


Sworn to before me this of 27th day of January, 1999.


        /s/Chareen C. Smith
        Chareen C. Smith, Notary Public
        County of Jackson, State of Missouri


My commission expires May 1, 2001.


                        POWER OF ATTORNEY


WHEREAS the undersigned is a Director of UMB Scout Money Market Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the UMB Scout Money Market Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the UMB Scout Money Market Fund, Inc. and in the maintenance of such registrations.

                        Larry D. Armel
                        P. Bradley Adams
                        Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this of 27th day of January, 1999.

                        /s/Stuart Wien
                        Stuart L. Wien


Sworn to before me this of 27th day of January, 1999.


        /s/Chareen C. Smith
        Chareen C. Smith, Notary Public
        County of Jackson, State of Missouri


My commission expires May 1, 2001.